

Third quarter 2023 Performance

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Business model aligned with changing financial landscape

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	185
Assets per employee ($MM):	$10.9
Holding company established:	Feb 11, 2016
Common stock Nasdaq symbol:	MNSB
Close common stock price [1]:	$20.54
Price / Tangible Book Value [1]:	89.3%
Common shares outstanding[1]:	7,524,887
Market capitalization ($MM)	$155
Preferred stock Nasdaq symbol:	MNSBP
Close preferred stock price[1]:	$21.33
Russell 2000 index:	June 2023


D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

1. As-Of September 30, 2023

Our market is diverse

Federal government provides stability, doesn't define market

Strong employment



US Unemployment Rate
DC MSA Unemployment Rate
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.7%
10.0%
9.6%
7.2%

Historic trend of low unemployment compared to overall U.S., even during downturns

Diverse opportunities

Federal government Georgetown, GW, American, Howard, George Mason, Gallaudet, Catholic, UMUC, Marymount	Defense Contracting CACI Lockheed Martin FTI SAIC Dulles, Reagan, BWI, Amtrak	16 Fortune 500 Companies Amazon Boeing Raytheon Marriott Highest median household income [1]	Tourism, hospitality, conventions NBA, NFL, MLS, NHL Over 70 data centers and 70% of U.S. internet traffic [2]

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED).
2. Per DigitalTech.com

Financial metrics remain strong
despite increased deposit pricing

		3Q23 YTD	3Q23	2Q23	1Q23
Profitability	EPS	$2.64	$0.77	$0.85	$1.01
	Efficiency Ratio	55.06%	58.49%	54.04%	52.97%
	ROAA[2]	1.50%	1.30%	1.46%	1.75%
	ROAE[2]	13.80%	11.80%	13.40%	16.40%
	ROATCE[2]	14.69%	12.37%	16.44%	17.71%
	Net Interest Margin[1,2,3]	4.28%	3.97%	4.21%	4.69%
Balance Sheet	Net Loans ($000)	$1,681,444	$1,681,444	$1,637,484	$1,617,275
	Total Deposits ($000)	$1,683,190	$1,683,190	$1,593,383	$1,632,288
	Total Assets ($000)	$2,021,491	$2,021,491	$1,949,351	$2,055,008
	ACL / Gross Loans	1.01%	1.01%	1.04%	1.01%
	NCOs / Avg Loans	0.00%	0.00%	0.00%	0.00%
	Total Equity/Tangible Assets[3]	10.65%	10.65%	10.87%	10.03%

1. Tax-Equivalent Yield
2. Annualized
3. Non-GAAP

Risk metrics reflect continued vigilance

		3Q23	2Q23	1Q23
Liquidity	Liquidity Coverage Ratio (LCR) [1]	164%	124%	118%
	Loan-to-Deposit Ratio	101%	104%	100%
	Core Deposit Ratio	68%	70%	71%
	FDIC Insured / Total Deposits [2]	76%	70%	73%
	Secured Line Available Balance	$560M	$494M	$436
	Unsecured Line Available Balance	$129M	$99M	$129
Capital [2]	Tier 1 Capital	$290,273	$284,558	$278,227
	Worst-case stress results [3]	-$35,643	-$32,539	-$29,350
	CET1 Capital after worst-case stress	$255,225	$252,019	$248,877
	CET1 Ratio after worst-case stress	14.58%	14.02%	14.20%
	CET1 Ratio (regulatory min. is 7%)	15.35%	15.37%	15.06%

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%
2. Bank-level metric
3. Worst-case stress for earning assets, including loans, Available for Sale (AFS) and Held to Maturity (HTM) securities, among others. Tax-Equivalent

Expect the best, plan for the worst

Liquidity

Liquidity is strong and well-managed

Quarterly liquidity monitoring results

Metric	3Q23	2Q23	1Q23	4Q22
Liquidity coverage ratio (LCR)[1]	164%	124%	118%	97%
Core deposit ratio	68%	70%	71%	77%
FDIC insured / total deposits[2]	76%	76%	73%	78%
(millions)				
High quality liquid assets[3]	$180	$161	$290	$204
Secured line available balance	$560	$494	$436 [4]	$365 [4]
Unsecured line of credit	$129	$99	$129	$104
Total available funding sources	**$689**	**$593**	**$565**	**$469**

Robust daily liquidity monitoring system

Extra liquidity from secured line availability

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow. Target > 100%
2. Bank-Level metric
3. High Quality Liquid Assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance.
4. Net of borrowings of $100 million and $45 million as of 4Q22 and 1Q23, respectively.

Well managed, challenging environment

Deposits

Prudent management of deposit pricing

and strong management of loan pricing



Effective Fed Funds Rate & Cost of Total Deposits
Cost of Deposits
Effective Fed Funds Rate
Yield on Loans
SVB et al failure
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
01/22
03/22
05/22
07/22
09/22
11/22
01/23
03/23
05/23
07/23
09/23
11/23

47%

Cumulative cycle deposit beta [1]

45%

Cumulative cycle loan beta [1]

[1] Cumulative cycle deposit beta is the change in interest expense on total deposits and funding costs relative to the change in the average effective fed funds rate over the interest rate cycle commencing 1Q2022. Likewise, the cumulative cycle loan beta is the change in loan interest income relative to the same denominator.

Deposit shift consistent with rising rates

Deposit type / total deposits


50% 52% 35% 33% 38% 40% 45% 44% 42%
23% 24% 26% 38% 36% 36% 30% 24% 23%
27% 24% 39% 29% 26% 24% 25% 32% 35%
2018 2019 2020 2021 3Q22 4Q22 1Q23 2Q23 3Q23
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

Deposits 3Q23 ($MM)

Core	$1,144	68%
Non-core	$539	32%
Total	$1,683	100%

$378 million in interest-bearing DDAs and a weighted average rate of 2.42%

$365 million in time deposits with a weighted average maturity of June 2024 and a weighted average rate of 4.24%

MainStreetBancshares, Inc.

Non-core deposits are efficiently structured

32% of deposits are non-core ($MM)


$69
$200
$270
Wholesale CDs
Callable Wholesale CDs
Special Customer DDAs

$270MM in wholesale CDs
- Avg maturity is May 2024
- Weighted avg rate is 4.02%

$69MM in callable CDs
- Bank holds put option
- Avg. put is Feb 2024
- Avg. maturity is Nov 2026
- Weighted avg rate is 5.16%

Special Customer DDAs
- Weighted avg rate of 5.74%
- Rate can change any time

Disciplined underwriting, disciplined pricing

Loans

Changing loan interest rate dynamic

Repositioned in response to interest rate environment


4Q2022
Fixed[1] 46%
Floating - Immediate[2] 54%
3Q2023
Fixed [1] 60%
Floating - Immediate [2] 40%

60%

Of floating rate loans have floors with an average rate of 5.44%

1. "Fixed" loans include all loans with a repricing date more than 6-months from quarter-end.
2. "Floating – Immediate" loans are loans that can reprice immediately or have a reprice date within 6-months.

MainStreetBancshares, Inc.

Loan portfolio quality is good

Internal watch list loans over five quarters

($ millions)	9/30/2022		12/31/2022		3/31/2023		6/30/2023		9/30/2023	
	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance
Criticized	1	$0.7	-	-	-	-	-	-	1	$16.0
Classified	6	$11.3	4	$9.6	6	$10.2	8	$11.1	13	$10.8

Criticized & classified loans / total gross loans = 1.57%

Non-performing loans / total gross loans = 0.02%

Loan portfolio dynamics are stable

Average new loan size[1] and legal lending limit by year



Average New Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,118
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,549
2017
2018
2019
2020
2021
2022
2023 YTD

3Q23 composition [2]



Res. Real Estate 27%
Construction 25%
C&I 4%
$1.7 billion
Comm. Real Estate 44%

1. Average loan size excludes PPP & Consumer loans
2. "Other Loans" account for less than 1% and are not represented

CRE concentration is consistent



Investor CRE as a % of total capital
366%
370%
378%
372%
363%
372%
138
138
137
141
140
139
228
233
240
231
224
234
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Investor CRE
Construction

Pure CRE "office" exposure is low

Current Balance of Office Portfolio [1]

Category ($ Millions)	Location				
	DC	MD	VA	Other	Total
Mixed Use	$11	$3	$3	-	$17
Office Building	-	$2	$8	-	$10
Medical	-	$22	$15	$1	$38
Under Construction	$1	-	-	-	$1
Office to Residential Conv. [2]	-	-	$22	-	$22
Total	$12	$27	$48	$1	$88

$27 mil

Total of mixed-use and office building exposure

1. As-of 9/30/23. Investor CRE includes call codes 1A1, 1A2, and 1E2
2. Office to Residential Conversion are projects underwritten with the intent of converting vacant office to residential units.

New Q3 CRE loans are in good sectors

Sector	# of Loans	Origination Amount ($000)	Weighted Avg Rate	Average Maturity
Residential Construction	14	$23,590	8.41%	Nov. 2027
Industrial	1	$7,129	6.05%	Aug. 2033
Multi-Family	4	$28,430	6.98%	Aug. 2028
Retail	7	$12,945	6.66%	Sep. 2032
Raw Land	1	$3,213	8.00%	Sep. 2026
Total	27	$75,306	7.33%	Jun. 2029

Superior to peer, despite compression

Net interest margin

Net interest margin outlook is favorable

Net interest margin, trailing twelve months[1,2,3]


4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.47%
3.67%
3.88%
4.19%
4.38%
4.43%
4.39%
4.10%
4.02%
3.15%
3.25%
3.37%
3.46%
3.48%
3.44%
MNSB NIM
MNSB NIM Forecast
UBPR Group 4 Avg
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

94.5 bp

Average NIM delta between MNSB and peer banks for first half of 2023

1. Tax-Equivalent Yield.
2. Forecast for MNSB is based on S&P Global projections for future periods - one more 25bp rise in November 2023.
3. UBPR Group 4 Avg is bank-level NIM, which is generally higher than company.

NIM feeling impact of deposit pricing



Net interest income & quarterly NIM 1
Net Interest Income ($000)
Net Interest Margin
$18,096
$20,596
$21,091
$19,271
$18,578
4.14%
4.70%
4.69%
4.21%
3.97%
3Q22
4Q22
1Q23
2Q23
3Q23

1. NIM is Quarter-end, tax-equivalent yield

MainStreetBancshares, Inc.

Strong asset quality, strong capital

Stress testing

Capital remains strong after stress results

Stress test results and capital ratio

Component	Outstanding ($000)	Stress Loss[1] ($000)
Construction	$419,945	$4,869
Investor CRE	$714,227	$7,506
All Other Loans	$557,298	$11,824
HTM Securities	$15,565	$595
AFS Securities	$70,789	$10,809
Swap Portfolio	-	$0
BOLI	$38,035	$38
Totals	$1,815,859	$35,661
	Current	Stress
CET1-RBC Ratio	15.35%	14.58%

1. Tax-Effective loss

To be well-capitalized, the Common Equity Tier 1 (CET1) risk-based capital ratio must be at least 7%.

Bank is significantly above that level

Stress test results good over five quarters

Earning assets stress test loss estimates[1,2]

Asset Type ($000)	3Q22	4Q22	1Q23	2Q23	3Q23
Investor CRE & Construction	$9,602	$11,712	$11,977	$11,741	$12,375
All Other Loans	10,184	11,216	11,171	12,268	$11,824
AFS Securities	7,707	6,751	6,055	8,346	10,809
HTM Securities	318	126	61	146	595
Other Assets[3]	0	0	87	38	$38
Stress Loss Estimate	**$27,811**	**$29,805**	**$29,350**	**$32,539**	**$35,661**
Stressed CET1/RBC	**14.1%**	**13.8%**	**13.4%**	**14.0%**	**14.6%**

Bank is well-capitalized after results of each quarterly stress test

1. "Investor CRE" uses a custom loan-level model for loss estimates. "All Other Loans" use a portfolio level loss rate model. The "Well Capitalized Loss Required" is the total loss required for bank to fall below the regulatory guidance for the Common Equity Tier-1 Risk Based Capital Ratio
2. Tax-Effective Loss
3. Started including "Other Assets" in the stress test 1Q23. This includes BOLI and the Swap book

Notional exposure for securities portfolio

Security type	Current balance	Gain / (loss) (000's)	Tax-effective gain/(loss)
Available-for-Sale			
MBS, CMO, CMBS	$7,860	($1,643)	($1,265)
Municipals	$16,245	($4,818)	($3,690)
SBA	$2,980	($35)	($26)
Corporates	$7,778	($1,692)	($1,303)
CRA Eligible	$21,323	($5,875)	($4,524)
		AOCI	($10,809)
Held-to-Maturity			
All, Less CRA	14,493	($684)	($540)
CRA Eligible	1,072	($70)	($55)
Unrealized market loss (non-GAAP)			($595)

MainStreetBancshares, Inc.

Slow is smooth, and smooth is Fast

AVENU™

Innovating How Money Moves

Slow is smooth, and smooth is fast

We researched Banking as a Service. We know what we need to do to succeed.
We set a high standard. We determined that..

Our Software as a Service (SaaS) solution must be a fully integrated digital solution to:

- control the compliance management and safety & soundness functions,
- control the reconciliation process,
- control and maintain access to the data,
- integrate to the Bank's core, and
- Own the integrity of the software solution now and in the future.

Our Banking as a Service (BaaS) must include training to ensure we embed our solution with a fintech worthy of our brand.

Since we started the process, several BaaS providers have come and gone. None of them seemed to pay heed to the need to digitize compliance and safety & soundness functionality.

Good takes a little longer. We aim to dominate the BaaS market for deposits and payments. We aim to keep a good profile with our prudential regulators.

We aim to win

Avenu spend is well-managed

Balance Sheet Sep. 30, 2023	(000's)
Computer software	$13,373
Other assets	$86
Total assets	**$13,459**
Non-interest-bearing deposits	$32,668
Interest-bearing deposits	$1,946
Total deposits	**$34,614**

The Avenu team has been judicious in controlling expenses during the software build

The team continues to support legacy business to provide low-cost deposits

Avenu legacy performance is good

Income Statement through 3Q2023

	(000's)
Service charge Income	**$649**
Income from deposits [1]	$1,249
Total income	**$1,898**
Employee compensation	$1,016
Other expenses	$1,338
Compliance expenses	$115
Total non-interest expense	**$2,469**
Net Income before taxes	**($571)**

Production team is at full-staff and is in control of product development

Capitalized development costs will begin amortization in 1Q2024

1. Determined by funds transfer pricing of NIBs using the weighted average Effective Fed Funds Rate for September 30, 2023, YTD

Estimated run rate changes for 2024

2024 Increase in monthly expenses

Permanent increase	Monthly expense increase
Amortization of capitalized computer software [1]	$120,000
Salaries	$250,000
Total	$370,000

[1] Amortization over 10 years, approximates 2.81% of the estimated increase in run rate for calendar year 2024

38 bp

The percentage monthly increase in the run rate after adding the permanent increase starting January 2024

Strong culture, powerful results

History

Smart balance sheet growth



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
'04
'05
'14
'16
'17
'18
'19
'20
'21
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$2,021
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 Q2

MainStreetBancshares, Inc.

Capital stack is well structured

Component	Outstanding (million)	Rate / Return	Percent of Capital Stack
Common Stock	$214[1]	13.36%[2]	71%
Subordinated debt	$73	3.90%	24%
Preferred Stock	$27	7.50%	9%
AOCI	-$11	-	-4%
TOTAL	**$303**		**100%**

[1] Includes the Allowance for Credit Losses
[2] 3Q23 Return on Total Common Equity (ROTCE)

MainStreetBancshares, Inc.

Current Price / TBV is a bargain


Tangible Book Value
Market Value
Dividend
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
25.66
24.63
29.68
24.39
19.86
20.54
$20.18
$20.49
$20.94
$20.61
$20.75
$20.94
$21.76
$22.73
$23.00
Dividend $0.05
Dividend $0.05
Dividend $0.05
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
7/1/2021
9/1/2021
11/1/2021
1/1/2022
3/1/2022
5/1/2022
7/1/2022
9/1/2022
11/1/2022
1/1/2023
3/1/2023
5/1/2023
7/1/2023
9/1/2023
11/1/2023

Market data is from Yahoo Finance

89%

Trading discount of MNSB stock as it relates to our tangible book value 3Q2023

Great trends, great expectations

Financial highlights

Financial highlights

In $000 unless otherwise noted	Year-End Financials 2019	2020	2021	2022	Q3'23 LTM	Quarter-End Financials Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Interest Income	58,813	62,072	64,199	83,845	116,817	21,913	25,772	28,645	30,706	31,694
Interest Expense	19,377	16,095	10,663	13,836	37,281	3,817	5,176	7,554	11,435	13,116
Net Interest Income	39,436	45,977	53,536	70,010	79,536	18,096	20,596	21,091	19,271	18,578
Noninterest Income	4,857	7,493	6,110	4,834	3,835	1,348	1,059	1,003	810	963
Realized Gains on Securities	5	0	6	4	0	0	0	0	0	0
Total Revenue	44,298	53,470	59,645	74,843	83,371	19,444	21,655	22,094	20,081	19,541
Noninterest Expense	25,376	30,300	32,865	39,057	44,691	9,892	10,707	11,703	10,852	11,429
Pre-Tax Pre-Provision Income (Non-GAAP)	18,922	23,170	26,782	35,787	38,680	9,552	10,948	10,391	9,229	8,112
Provision for Credit Losses	1,618	3,610	-1,175	2,398	2,294	0	1,118	283	638	255
Net Income before Taxes	17,304	19,560	27,956	33,389	36,386	9,552	9,830	10,108	8,591	7,857
Provision for Taxes	3,354	3,843	5,785	6,714	7,370	1,808	2,252	1,957	1,645	1,516
Net Income (GAAP)	13,950	15,717	22,171	26,674	29,016	7,744	7,578	8,151	6,946	6,341
Less: Realized Gains	-5	0	-6	-4	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	-5	0	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	-4	0	-4	-3	0	0	0	0	0	0
Core Net Income (Non-GAAP)	13,946	15,717	22,167	26,671	29,016	7,744	7,578	8,151	6,946	6,341
Average Assets	1,173,088	1,498,188	1,685,140	1,744,029	1,881,777	1,802,477	1,799,294	1,885,671	1,912,653	1,929,490
Average Equity	129,281	149,160	179,123	190,839	204,268	190,439	194,260	201,603	207,962	213,247
Average Tangible Common Equity	129,281	141,189	151,327	158,105	166,469	156,985	158,855	164,462	169,415	173,144

Financial highlights - continued

In $000 unless otherwise noted	2019	2020	2021	2022	Q3'23 LTM	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
	Year-End Financials					Quarter-End Financials				
Performance Metrics (%)										
ROAA	1.19	1.05	1.32	1.53	1.54	1.70	1.67	1.75	1.46	1.30
ROAE	10.79	10.54	12.38	13.98	14.20	16.13	15.48	16.40	13.40	11.80
ROATCE	10.79	11.13	13.18	16.87	17.43	19.56	19.08	19.82	16.44	14.53
Core ROAA (Non-GAAP)	1.19	1.05	1.32	1.53	1.54	1.90	1.67	1.75	1.46	1.30
Core ROAE (Non-GAAP)	10.79	10.54	12.38	13.98	14.20	16.12	15.60	16.40	13.40	11.80
Core ROATCE (Non-GAAP)	10.79	11.13	13.18	16.87	17.43	19.55	19.08	19.82	16.44	14.53
Net Interest Margin (%)	3.50	3.21	3.33	4.18	4.38	4.12	4.69	4.68	4.19	3.95
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.52	3.23	3.35	4.19	4.39	4.14	4.70	4.69	4.21	3.97
Common Equity	137,034	140,402	161,525	171,019	186,481	162,738	171,019	177,725	183,246	186,481
Less: Total Intangible Assets	0	0	2,493	9,149	13,373	7,258	9,149	10,559	12,267	13,373
Tangible Common Equity (Non-GAAP)	137,034	140,402	159,032	161,870	173,108	155,480	161,870	167,166	170,979	173,108
Total Assets	1,277,358	1,643,165	1,647,402	1,925,751	2,020,551	1,860,115	1,925,751	2,055,008	1,948,429	2,021,491
Less: Total Intangible Assets	0	0	2,493	9,149	13,373	7,258	9,149	10,559	12,267	13,373
Tangible Assets (Non-GAAP)	1,277,358	1,643,165	1,644,909	1,916,602	2,007,178	1,852,857	1,916,602	2,044,449	1,936,162	2,008,118
Total Equity / Tangible Assets (%) (Non-GAAP)	10.73	10.20	11.46	10.35	10.65	10.25	10.35	10.02	10.87	10.65
Common Shares Outstanding (actual)	8,260,259	7,443,842	7,595,781	7,442,743	7,524,887	7,425,432	7,442,743	7,524,277	7,522,297	7,524,887
Tangible Book Value per Common Share ($) (Non-GAAP)	16.59	18.86	20.94	21.75	23.00	20.94	21.75	22.22	22.73	23.00